UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

California	0-55090	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18101 Von Karman Avenue, Suite 700, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 202-4160

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b) Executive Officer Resignation.

Effective September 30, 2014, David Rahn, resigned as President of First Foundation Bank, a wholly owned subsidiary of First Foundation Inc. Mr. Rahn will be receiving the severance compensation provided for in Section 7(b) of his Employment Agreement, a copy of which was filed as Exhibit 10.13 to the Company’s Annual Report on Form 10-K filed with the SEC on March 25, 2014 for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: October 6, 2014	By:	/s/ JOHN M. MICHEL
John M. Michel
Executive Vice President & Chief Financial Officer

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